UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

APELLIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ActiveUS 198349307v.10

Apellis P.O. BOX 8016, CARY, NC 27512-9903 Your vote is important please vote by: INTERNET go to: www.proxypush.com/APLS cast your vote online have your proxy card ready follow the simple instruction to record your vote PHONE CALL 1-8663624346 use any touch-tone telephone have your proxy card ready follow the simple recorded instructions MAIL mark, sign and date your proxy card fold and return your proxy card in the postage-paid envelop provided “ALEXA, VOTE MY PROXY” open alexa app browse skills search ‘’vote my proxy’’ enable skill you must register to attend the meeting online and/or participate at www.proxydocs.com/APLS apellis pharmaceuticals, inc. annual meeting of stockholders for stockholders of record as of April 05,2022 time Wednesday, June 1, 2022 10:00 am, eastern time place annual meeting to be held live via the internet- please visit www.proxydocs.com/APLS for more details. This proxy is being solicited on behalf of the board of directors The undersigned hereby appoints Cedric Francois, Timothy Sullivan and David Watson. and each of them, as the true and lawful attorneys Of the undersigned, with full power Of substitution and revocation, and authorizes them. and each Of them, to vote all the Shares Of Stock Of Apellis Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such Other matters as may properly before the meeting or any adjournment thereof,. conferring authority upon such true and lawful attorneys to vote in their discretion on Such Other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directos’ recommendation. The Name Proxies cannot vote your shares unless you sign (on the revers side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

YOUR VOTE IS

P.O. BOX 8016, CARY, NC 27512-9903 Apellis Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 1, 2023 For Stockholders of record as of April 03, 2023 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Apellis Pharmaceuticals, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, June 1, 2023 10:00 AM, Eastern Time Annual Meeting to be held live via the internet - Please visit www.proxydocs.com/APLS for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/APLS SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/APLS TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/APLS If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 22, 2023. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/APLS To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

Apellis Pharmaceuticals, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two Class III directors to hold office until the 2026 annual meeting of stockholders. 1.01 Gerald Chan 1.02 Cedric Francois 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve an advisory vote on executive compensation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3